                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               September 27, 2001
                       (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



          Oklahoma                  1-2572                 73-1520922
(State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)         File Number)          Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
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          On September 20, 2001, ONEOK, Inc. announced that its board of directors approved a stock repurchase plan for up to 10 percent of its capital stock. The program authorizes ONEOK to make purchases of its common stock in the open market. Purchases will be conducted in accordance with applicable rules of the Securities and Exchange Commission.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

          (c)  Exhibits
               99.a  Press Release issued by ONEOK, Inc. dated September 20,
               2001



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 27th day of September 2001.

                                             ONEOK, Inc.

                                By: /s/ Jim Kneale
                                    ------------------------------------
                                    Jim Kneale
                                    Senior Vice President, Treasurer and
                                    Chief Financial Officer
                                    (Principal Financial Officer)



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